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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 29, 2009

                       MULTI-MEDIA TUTORIAL SERVICES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                               73-1293914
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                                     0-25758
                          ---------------------------
                            (Commission File Number)

                                1840 52nd Street
                               Brooklyn, NY 11204
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (718) 232-7554
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

Multi-Media Tutorial Services, a Delaware corporation (the "Company"), has filed a Form 15 today with the Securities and Exchange Commission ("SEC") therein voluntarily deregistering the Company's Common Stock, par value $0.0001 per share, Series A Preferred Stock, par value $0.01 per share, and Series B Preferred Stock, par value $0.01 per share (collectively, the "Securities"). The Company is eligible to deregister because it has fewer than 300 holders of record of the Securities. In filing the Form 15, the Company's obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, are immediately suspended. The Company expects that deregistration of the Securities will become effective within 90 days.

The Company deregistered because it believes that the incremental cost of compliance with the Sarbanes-Oxley Act of 2002 and other public company reporting requirements does not provide a discernable benefit to the Company and is not in the best interests of its shareholders. Factors influencing the Company's decision include the following:

         o The high accounting, legal and administrative costs of preparing and filing periodic reports and other filings with the SEC in comparison to the size of the Company.

         o The need for senior management of the Company to devote more time to the business of the Company.

         o The need to maintain the confidentiality of sensitive business information that would otherwise require SEC disclosure.

         o        The already limited trading in the Company's common stock.

         o The fact that current trading prices of the common stock make it unlikely that the Company could effectively use its securities to compensate employees, raise capital or make acquisitions.

The Company's Common Stock had been trading on the Over-the-Counter Bulletin Board under the ticker symbol "MMTS."As a result of the Company's filing the Form 15 therein deregistering its Common Stock, the Company's Common Stock will cease to be eligible to be traded on the Over-the-Counter Bulletin Board. The Company's Common Stock will continue to be quoted on the Pink Sheets, but the Company can make no assurance that any broker will continue to make a market in the Company's Common Stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MULTI-MEDIA TUTORIAL SERVICES, INC.

 May 29, 2009                By:   /s/ Barry Reichman
                             ---------------------------------------------------
                             Barry Reichman
                             Chief Executive Officer and Chief Financial Officer
                             (Principal Executive Officer)
                             (Principal Financial/Accounting Officer)